UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 1, 2025

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2.     Financial Information

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)Gentex Corporation (the "Company") announced that on January 2, 2025, Neil Boehm, was appointed as the Company's Chief Operations Officer, effective as of January 1, 2025. Mr. Boehm will continue to serve as an executive officer and Chief Technology Officer for the Company, a role he has held since 2018. Mr. Boehm has been employed by the Company since 2001, serving in various roles with increased responsibilities in product development and engineering. Prior to his current position, he served as the Company's Vice President of Engineering, beginning in 2015 and before that served as Senior Director of Engineering. Mr. Boehm began his engineering career at Johnson Controls where he served as engineering manager. During his time there he developed vast experience with international customers, including an expatriate assignment in Japan. He is a native of Wisconsin and graduated summa cum laude from Michigan Technological University with a Bachelor of Science degree in Electrical Engineering.

Mr. Boehm does not have a written employment agreement and will remain as an at-will employee as is the case with all other employees of the Company. Mr. Boehm does not have any family relationships with any director or executive officer of the Company. A copy of the Company's News Release concerning this announcement is attached as Exhibit 99.1.

Section 9.    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibit

    99.1 – News Release Dated January 2, 2025.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2025
GENTEX CORPORATION
(Registrant)

By    /s/ Kevin C. Nash

Kevin C. Nash
Its Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

    99.1    News Release Dated January 2, 2025